            SUPPLEMENT DATED AUGUST 12, 2005 TO THE PROSPECTUS DATED
                     MAY 2, 2005 OF KEYNOTE SERIES ACCOUNT

KEYNOTE BALANCED SUBACCOUNT

     Effective August 12, 2005, Diversified entered into a new Investment Subadvisory Agreement with respect to the Balanced Portfolio with Western Asset Management Company Limited ("WAML"), a U.K. affiliate of the Portfolio's existing subadviser, Western Asset Management Company ("WAMCO"). WAML is responsible for providing advice regarding the management of the Portfolio's foreign fixed income investments. The existing Investment Subadvisory Agreements with WAMCO and with Goldman Sachs Asset Management L.P. with respect to the Balanced Portfolio remain in effect.

     The fixed income portion of the Balanced Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals at WAMCO and WAML. Detlev S. Schlichter serves as team leader responsible for the day-to-day strategic oversight of the Portfolio's foreign fixed income investments. Mr. Schlichter joined WAML as a portfolio manager in 2001. Prior to that, Mr. Schlichter was the head of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001.

     WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 155 Bishopsgate, London, England.

Form No. 13443SL (Rev. 8/05)                                            33-19836

                    SUPPLEMENT DATED AUGUST 12, 2005 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MAY 2, 2005 OF
                             KEYNOTE SERIES ACCOUNT

KEYNOTE BALANCED SUBACCOUNT

     Effective August 12, 2005, Diversified entered into a new Investment Subadvisory Agreement with respect to the Balanced Portfolio with Western Asset Management Company Limited ("WAML"), a U.K. affiliate of the Portfolio's existing subadviser, Western Asset Management Company ("WAMCO"). WAML is responsible for providing advice to WAMCO regarding the management of the Portfolio's foreign fixed income investments. The existing Investment Subadvisory Agreements with WAMCO and with Goldman Sachs Asset Management L.P. with respect to the Balanced Portfolio remain in effect.

     WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 155 Bishopsgate, London, England.

     The fixed income portion of the Balanced Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals at WAMCO and WAML. Detlev S. Schlichter serves as team leader responsible for the day-to-day strategic oversight of the Portfolio's foreign fixed income investments. As of June 30, 2005, Mr. Schlichter managed assets for (i) 2 registered investment companies having approximately $139.0 million in total assets, (ii) 2 other pooled investment vehicles having approximately $261.8 million, and (iii) 63 other accounts having approximately $17.67 billion in total assets (with WAML's advisory fee being based on performance for 6 of such accounts, which had approximately $2.056 billion in total assets). WAML's advisory fee was not based on performance for any of the aforementioned registered investment companies or other pooled investment vehicles.

     WAML's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of WAML, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to WAML, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to WAML's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

     As of June 30, 2005, Mr. Schlichter did not beneficially own securities in any of the separate accounts that invest in the Balanced Portfolio.

Form No. 13451SA (Rev. 8/05)                                            33-19836